Credit Suisse First Boston
Centex 2005-A

7,787 records
All records

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Selection Criteria: All records
Table of Contents

1.

Lien

2.

Interest Only Loans

3.

Coupon

4.

FICO Ranges **

5.

Remaining Principal Balance

6.

Loan to Value Ratio - No MI

7.

Documentation

8.

Occupancy Type

9.

Loan Purpose

10.

Property Type

11.

Rate Type

12.

STATE

13.

Credit Grade

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1. Lien

Lien	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
1	6,954	888,274,051.49	127,735.70	95.90	3	7.532	349	594	79.34	79.34
2	833	38,011,202.36	45,631.70	4.10	2	10.724	292	580	18.13	74.65
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Lien	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
1	39.35	90.48	1.80	7.72	98.60	92.71	69.58	0.00	6.98
2	41.36	94.64	4.99	0.37	98.76	93.33	97.19	100.00	0.00
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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2. Interest Only Loans

Interest Only Loans	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
	7,528	864,309,615.72	114,812.65	93.31	3	7.758	346	591	76.54	79.03
I/O	259	61,975,638.13	239,288.18	6.69	2	6.342	358	636	80.82	80.82
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Interest Only Loans	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
	39.31	91.20	2.03	6.78	98.50	92.72	72.28	4.40	0.00
I/O	41.23	83.08	0.61	16.31	100.00	92.83	48.80	0.00	100.00
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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3. Coupon

Coupon	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
0.001 - 9.500	6,087	818,553,379.91	134,475.67	88.37	3	7.274	350	599	79.30	79.73
9.501 - 10.000	560	42,970,685.61	76,733.37	4.64	2	9.821	330	559	68.24	76.48
10.001 - 10.500	278	19,422,484.44	69,865.05	2.10	3	10.314	330	556	59.63	73.96
10.501 - 11.000	321	18,662,812.32	58,139.60	2.01	2	10.825	313	561	52.39	74.20
11.001 - 12.000	313	16,815,869.40	53,724.82	1.82	2	11.563	320	551	47.40	74.03
12.001 - 13.000	177	8,077,022.01	45,632.89	0.87	3	12.431	323	548	42.44	70.11
13.001 >=	51	1,783,000.16	34,960.79	0.19	3	13.616	305	536	23.34	73.89
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Coupon	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
0.001 - 9.500	39.52	90.31	1.86	7.83	98.95	92.56	68.98	0.82	7.57
9.501 - 10.000	38.01	91.45	1.93	6.62	96.54	94.89	81.08	14.68	0.00
10.001 - 10.500	40.52	95.58	2.62	1.81	95.35	93.38	84.68	25.57	0.00
10.501 - 11.000	38.43	91.48	3.67	4.85	95.15	93.23	87.25	38.14	0.00
11.001 - 12.000	38.40	94.70	3.51	1.79	96.24	93.40	83.75	44.72	0.00
12.001 - 13.000	40.06	97.54	0.73	1.73	95.94	92.36	86.28	48.00	0.00
13.001 >=	38.73	97.48	0.00	2.52	94.80	100.00	96.80	86.34	0.00
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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4. FICO Ranges **

FICO Ranges **	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
<= 500	60	6,799,998.86	113,333.31	0.73	2	8.969	349	485	74.04	76.08
501 - 525	762	81,111,491.43	106,445.53	8.76	2	8.946	353	514	75.02	77.41
526 - 550	1,336	147,192,403.37	110,173.95	15.89	2	8.447	348	538	77.84	81.15
551 - 575	1,206	133,941,490.19	111,062.60	14.46	2	8.036	348	563	77.23	80.45
576 - 600	1,257	154,602,440.33	122,993.19	16.69	2	7.510	349	588	77.26	79.41
601 - 625	1,142	141,122,062.91	123,574.49	15.24	3	7.256	346	613	76.33	78.47
626 - 650	969	123,384,854.56	127,332.15	13.32	3	7.077	346	637	77.49	79.22
651 >=	1,055	138,130,512.20	130,929.40	14.91	3	6.757	342	684	75.99	77.26
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

FICO Ranges **	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
<= 500	39.53	100.00	0.00	0.00	98.53	92.59	63.18	3.70	0.00
501 - 525	39.73	98.98	0.73	0.29	99.34	94.82	74.25	4.41	0.00
526 - 550	39.66	98.39	0.72	0.89	99.01	93.57	77.12	5.92	0.00
551 - 575	39.51	98.42	0.85	0.73	98.61	93.73	77.84	5.55	0.84
576 - 600	39.56	88.78	1.79	9.43	99.02	92.57	69.18	3.73	6.99
601 - 625	39.49	86.67	2.76	10.57	98.97	93.42	66.80	3.81	11.86
626 - 650	39.17	83.57	2.63	13.80	98.05	92.41	69.50	2.96	12.60
651 >=	38.98	82.02	3.75	14.22	97.39	89.40	62.04	2.34	12.85
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available
** - <= 500 bucket includes 6 loans with 0.05% of Principal Balance for which credit score is not available

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5. Remaining Principal Balance

Remaining Principal Balance	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
1 - 50,000	1,218	47,769,232.09	39,219.40	5.16	3	10.024	294	584	42.24	67.21
50,001 - 75,000	1,855	114,783,326.28	61,877.80	12.39	2	8.516	331	587	71.45	76.07
75,001 - 400,000	4,589	703,332,424.01	153,264.86	75.93	3	7.455	352	594	79.70	80.31
400,001 - 500,000	95	42,280,870.55	445,061.80	4.56	3	6.566	357	612	81.07	81.07
500,001 - 600,000	15	8,300,822.49	553,388.17	0.90	3	6.830	357	632	79.42	79.42
600,001 >=	15	9,818,578.43	654,571.90	1.06	2	6.520	358	608	81.54	81.54
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Remaining Principal Balance	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
1 - 50,000	36.91	92.64	2.38	4.98	95.32	92.75	94.89	43.06	0.00
50,001 - 75,000	35.88	93.85	1.37	4.77	96.70	91.63	81.72	8.44	0.16
75,001 - 400,000	39.89	90.17	1.89	7.94	99.10	92.77	67.56	1.10	7.15
400,001 - 500,000	42.88	86.30	3.16	10.54	100.00	94.65	70.29	0.00	25.73
500,001 - 600,000	45.09	86.68	6.74	6.58	93.26	93.26	66.66	0.00	0.00
600,001 >=	40.97	100.00	0.00	0.00	100.00	93.70	55.20	0.00	6.37
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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6. Loan to Value Ratio - No MI

Loan to Value Ratio - No MI	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
<= 80.00	4,645	483,746,787.71	104,143.55	52.22	3	7.750	341	600	66.87	71.32
80.01 - 85.00	879	119,407,900.30	135,845.17	12.89	3	7.640	352	588	82.75	82.75
85.01 - 90.00	1,580	219,898,258.20	139,176.11	23.74	3	7.582	354	588	88.58	88.58
90.01 - 95.00	667	100,962,992.60	151,368.80	10.90	2	7.416	356	582	91.42	91.42
95.01 - 100.00	16	2,269,315.04	141,832.19	0.24	3	9.033	349	650	99.71	99.71
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Loan to Value Ratio - No MI	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
<= 80.00	38.71	83.83	3.21	12.96	97.85	91.36	73.66	7.86	7.80
80.01 - 85.00	39.62	93.70	1.36	4.93	98.53	90.87	76.14	0.00	4.54
85.01 - 90.00	40.42	99.62	0.33	0.05	99.67	96.02	65.41	0.00	5.96
90.01 - 95.00	40.46	100.00	0.00	0.00	100.00	94.30	61.63	0.00	5.66
95.01 - 100.00	41.69	100.00	0.00	0.00	98.74	94.28	73.14	0.00	0.00
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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7. Documentation

Documentation	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
Full Documentation	7,156	839,700,269.16	117,342.13	90.65	3	7.681	347	590	77.54	79.99
Stated Income	488	68,694,354.90	140,767.12	7.42	3	7.385	346	634	71.06	71.17
Limited Documentation	143	17,890,629.79	125,109.30	1.93	3	7.893	334	622	65.42	70.56
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Documentation	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Full Documentation	39.69	100.00	0.00	0.00	98.83	92.84	69.88	4.28	6.13
Stated Income	37.81	0.00	0.00	100.00	97.46	92.11	76.17	0.20	14.71
Limited Documentation	33.75	0.00	100.00	0.00	92.31	90.15	88.67	10.60	2.10
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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8. Occupancy Type

Occupancy Type	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
Owner Occupied	7,614	913,353,142.23	119,957.07	98.60	3	7.643	347	594	76.96	79.29
Investor	133	9,105,831.58	68,464.90	0.98	3	9.198	337	617	68.13	70.00
2nd Home	40	3,826,280.04	95,657.00	0.41	3	8.730	345	606	65.16	66.49
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Occupancy Type	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Owner Occupied	39.41	90.86	1.81	7.33	100.00	92.83	70.61	4.11	6.79
Investor	40.08	76.44	6.69	16.87	0.00	88.31	76.75	3.66	0.00
2nd Home	42.56	74.47	20.02	5.51	0.00	79.51	79.73	3.64	0.00
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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9. Loan Purpose

Loan Purpose	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
Refi Cash-Out	5,870	654,966,129.54	111,578.56	70.71	3	7.791	344	590	74.47	77.66
Refi No Cash-Out	1,248	167,184,420.98	133,961.88	18.05	2	7.541	352	592	82.14	82.47
Purchase	669	104,134,703.33	155,657.25	11.24	3	7.056	357	623	83.14	83.18
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Loan Purpose	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Refi Cash-Out	38.67	89.59	2.42	7.99	98.47	92.99	100.00	5.64	4.62
Refi No Cash-Out	40.83	96.61	0.96	2.43	99.15	93.31	0.00	0.61	6.06
Purchase	41.99	87.78	0.41	11.81	98.59	90.16	0.00	0.05	20.74
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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10. Property Type

Property Type	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
Single Family	6,626	765,926,168.25	115,594.05	82.69	3	7.706	346	592	76.79	79.09
PUD	567	93,025,007.92	164,065.27	10.04	3	7.335	352	597	78.65	81.30
Condo	276	34,452,010.69	124,826.13	3.72	2	7.272	350	613	72.85	76.07
Townhome	131	15,743,013.93	120,175.68	1.70	3	7.859	352	578	80.06	81.52
MH	154	13,506,829.70	87,706.69	1.46	2	8.190	341	611	75.16	75.31
Two to Four Family	33	3,632,223.36	110,067.37	0.39	3	7.783	339	628	68.08	69.95
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Property Type	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Single Family	39.17	90.74	2.02	7.24	98.67	100.00	73.12	4.09	5.84
PUD	41.75	90.87	0.72	8.41	99.01	100.00	52.68	4.50	13.73
Condo	39.08	85.01	4.58	10.41	95.78	0.00	65.39	5.77	10.83
Townhome	40.77	94.32	0.39	5.28	99.63	0.00	67.83	2.55	4.53
MH	37.14	97.56	0.90	1.54	99.24	0.00	69.53	0.30	0.00
Two to Four Family	41.71	78.21	0.00	21.79	93.59	0.00	90.95	2.95	0.00
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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11. Rate Type

Rate Type	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
ARM	4,704	677,481,875.45	144,022.51	73.14	2	7.345	358	589	80.91	80.91
Fixed	3,083	248,803,378.40	80,701.71	26.86	3	8.530	319	606	65.71	74.36
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Rate Type	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
ARM	39.85	90.95	1.31	7.73	98.66	92.46	67.85	0.00	8.77
Fixed	38.30	89.83	3.62	6.56	98.44	93.47	78.48	15.28	1.04
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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12. STATE

STATE	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
Arizona	118	14,563,892.77	123,422.82	1.57	2	7.656	354	590	82.47	83.54
Arkansas	40	2,921,092.08	73,027.30	0.32	4	8.872	330	592	82.00	82.00
California	1,016	197,399,377.86	194,290.73	21.31	3	6.855	352	605	72.76	76.55
Colorado	131	20,701,078.60	158,023.50	2.23	3	6.822	355	614	81.04	81.36
Connecticut	96	15,699,495.93	163,536.42	1.69	3	7.303	338	601	72.67	75.47
Delaware	43	5,309,722.10	123,481.91	0.57	3	7.952	356	581	76.82	78.31
Florida	567	69,030,367.43	121,746.68	7.45	3	7.498	350	594	78.33	80.31
Georgia	267	31,167,366.27	116,731.71	3.36	2	8.247	348	595	81.50	82.69
Idaho	36	3,779,825.60	104,995.16	0.41	3	7.931	352	562	80.99	81.91
Illinois	32	3,242,609.29	101,331.54	0.35	2	7.538	355	606	81.11	83.59
Indiana	240	22,266,130.03	92,775.54	2.40	3	7.572	353	592	84.14	84.51
Iowa	113	9,608,120.73	85,027.62	1.04	3	8.435	343	592	82.00	82.92
Kansas	44	3,791,281.91	86,165.50	0.41	2	8.533	339	590	83.83	84.93
Kentucky	101	8,754,373.86	86,676.97	0.95	2	7.913	350	584	81.94	83.04
Louisiana	181	13,680,523.95	75,583.01	1.48	3	8.124	331	579	79.29	80.42
Maine	44	4,786,040.73	108,773.65	0.52	2	7.901	355	593	72.12	73.76
Maryland	233	34,619,407.16	148,581.15	3.74	3	7.896	350	578	77.53	81.56
Massachusetts	105	18,502,347.11	176,212.83	2.00	2	7.254	354	590	70.58	74.10
Michigan	187	19,521,531.62	104,393.22	2.11	3	8.014	351	588	80.42	82.35
Minnesota	54	7,623,752.09	141,180.59	0.82	2	7.711	355	601	82.95	83.65
Mississippi	54	4,981,760.12	92,254.82	0.54	2	7.554	331	610	84.37	84.37
Missouri	140	13,606,968.72	97,192.63	1.47	3	7.912	351	582	84.12	84.41
Montana	17	1,538,770.56	90,515.92	0.17	3	7.896	354	577	76.87	78.59
Nebraska	33	3,548,268.29	107,523.28	0.38	3	7.654	343	599	81.67	82.15
Nevada	125	20,256,995.68	162,055.97	2.19	3	7.414	354	587	75.28	78.38
New Hampshire	37	4,424,210.98	119,573.27	0.48	2	7.098	351	610	70.69	73.51
New Jersey	214	29,900,239.51	139,720.75	3.23	3	8.142	343	590	70.49	76.02
New Mexico	70	7,393,594.17	105,622.77	0.80	2	7.926	344	605	81.63	81.84
New York	260	30,919,441.37	118,920.93	3.34	2	8.270	348	588	70.66	75.61
North Carolina	194	20,180,681.18	104,024.13	2.18	3	8.215	348	584	81.80	82.71
North Dakota	5	365,333.06	73,066.61	0.04	3	7.746	357	570	83.09	83.09
Ohio	315	31,912,451.66	101,309.37	3.45	2	7.894	350	584	83.11	83.88
Oklahoma	106	7,732,784.93	72,950.80	0.83	3	8.058	340	599	81.43	82.18
Oregon	55	7,498,829.37	136,342.35	0.81	2	7.477	355	596	78.55	79.63
Pennsylvania	346	33,369,482.30	96,443.59	3.60	3	7.990	343	580	78.62	80.57
Rhode Island	29	3,753,565.63	129,433.30	0.41	2	8.049	347	579	69.28	77.37
South Carolina	79	7,345,580.83	92,982.04	0.79	3	8.642	344	581	78.85	81.21
South Dakota	3	284,649.60	94,883.20	0.03	2	7.820	335	598	87.21	87.21
Tennessee	173	15,962,149.28	92,266.76	1.72	3	7.586	344	605	83.56	83.56
Texas	1,241	93,312,268.96	75,191.19	10.07	2	8.424	324	595	73.40	74.57
Utah	37	4,331,810.17	117,075.95	0.47	3	7.080	356	615	86.02	86.46
Vermont	18	1,498,660.29	83,258.90	0.16	2	7.367	350	613	63.76	66.09
Virginia	271	36,563,979.12	134,922.43	3.95	3	7.849	352	585	77.53	79.90
Washington	186	26,620,931.52	143,123.29	2.87	2	7.271	354	598	79.09	81.17
West Virginia	49	4,276,251.92	87,270.45	0.46	2	8.546	353	562	81.67	81.67
Wisconsin	76	6,942,464.07	91,348.21	0.75	2	8.702	354	579	79.00	80.62
Wyoming	6	794,793.44	132,465.57	0.09	3	7.025	357	600	80.77	80.77
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

STATE	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
Arizona	38.18	95.65	0.00	4.35	98.39	89.59	54.56	1.80	12.75
Arkansas	38.38	96.82	0.00	3.18	98.26	100.00	80.79	0.00	0.00
California	40.48	87.67	2.21	10.13	99.27	92.11	76.53	6.56	17.76
Colorado	39.71	96.88	1.95	1.17	97.32	93.31	60.14	0.46	33.27
Connecticut	39.46	86.24	0.00	13.76	100.00	90.74	80.03	4.74	13.29
Delaware	36.60	85.70	4.66	9.63	100.00	86.60	68.42	2.30	0.00
Florida	40.48	87.97	2.10	9.93	96.94	87.62	71.24	3.42	6.02
Georgia	39.33	94.16	0.88	4.97	97.99	96.70	69.92	2.11	3.03
Idaho	35.14	96.54	0.00	3.46	97.86	97.02	67.81	1.57	0.00
Illinois	40.24	96.83	0.00	3.17	97.78	99.08	48.28	4.05	5.92
Indiana	36.72	93.40	0.22	6.38	99.14	98.92	64.11	0.56	0.00
Iowa	39.16	95.88	0.69	3.43	99.48	97.92	59.54	1.83	0.00
Kansas	37.87	96.47	3.53	0.00	100.00	96.43	67.48	2.05	2.85
Kentucky	38.17	93.57	1.21	5.22	99.10	94.91	62.19	1.28	0.00
Louisiana	36.92	93.16	2.20	4.64	96.55	98.33	71.56	2.19	0.00
Maine	38.99	81.29	5.55	13.16	97.29	95.40	79.83	2.63	0.00
Maryland	40.68	94.43	1.63	3.94	99.21	81.28	74.18	6.86	0.00
Massachusetts	40.25	91.84	0.99	7.17	99.48	89.64	79.16	6.12	0.00
Michigan	38.67	94.90	0.00	5.10	98.81	93.51	64.88	2.99	0.00
Minnesota	39.39	95.57	0.00	4.43	99.00	94.30	53.13	1.10	20.21
Mississippi	38.08	96.71	0.00	3.29	100.00	100.00	57.87	0.00	0.00
Missouri	38.18	94.14	0.00	5.86	98.46	98.38	60.79	0.56	1.89
Montana	35.70	100.00	0.00	0.00	95.71	76.60	71.71	2.68	0.00
Nebraska	35.15	100.00	0.00	0.00	100.00	100.00	53.22	0.92	3.43
Nevada	40.08	94.93	0.19	4.89	99.24	92.17	83.65	5.45	9.46
New Hampshire	41.13	81.61	0.00	18.39	96.16	87.00	76.01	6.12	0.00
New Jersey	41.74	92.68	3.72	3.60	99.74	90.82	85.53	10.56	0.00
New Mexico	40.35	94.12	4.70	1.17	96.64	88.06	59.63	0.40	11.11
New York	41.15	87.43	2.45	10.12	97.71	98.17	72.79	9.28	0.89
North Carolina	38.03	91.05	2.01	6.94	99.49	95.49	56.16	1.42	3.94
North Dakota	38.95	100.00	0.00	0.00	100.00	100.00	61.75	0.00	0.00
Ohio	38.29	96.21	0.00	3.79	98.10	97.36	55.14	1.33	0.00
Oklahoma	36.12	96.73	2.50	0.78	98.85	99.16	72.56	1.29	0.00
Oregon	38.75	94.00	1.61	4.39	98.54	93.49	77.32	1.51	0.00
Pennsylvania	37.76	91.47	3.15	5.38	98.64	90.11	73.35	3.50	0.00
Rhode Island	43.43	86.75	0.00	13.25	100.00	82.64	67.23	14.14	0.00
South Carolina	41.03	91.33	1.46	7.21	100.00	100.00	58.03	4.10	0.00
South Dakota	35.90	100.00	0.00	0.00	100.00	100.00	100.00	0.00	0.00
Tennessee	37.77	92.16	0.87	6.97	98.81	96.00	54.42	0.00	0.68
Texas	38.24	83.69	3.58	12.72	97.52	97.12	76.39	2.37	0.00
Utah	38.56	97.52	2.48	0.00	100.00	94.45	24.84	0.60	12.62
Vermont	39.32	79.21	5.72	15.07	100.00	100.00	77.12	5.56	0.00
Virginia	40.62	93.36	2.63	4.01	98.91	84.13	70.38	4.23	0.84
Washington	38.83	94.51	2.07	3.42	99.47	90.78	57.48	3.39	15.00
West Virginia	37.88	96.54	0.00	3.46	100.00	97.66	78.58	0.00	0.00
Wisconsin	37.17	92.95	2.47	4.58	98.43	95.74	73.19	3.61	0.00
Wyoming	41.74	100.00	0.00	0.00	100.00	100.00	58.09	0.00	0.00
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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13. Credit Grade

Credit Grade	Number of Loans	Total Principal Balance	Average Principal Balance	% of Principal Balance	Weighted Average Seasoning	Weighted Average Coupon	Weighted Average Remaining Term	Weighted Average FICO *	Weighted Average Original LTV	Weighted Average Combined LTV
A1	3,050	395,562,889.06	129,692.75	42.70	3	7.114	346	619	77.75	80.17
A2	2,195	245,199,414.66	111,708.16	26.47	2	8.075	348	563	78.97	81.84
A+	842	115,503,358.23	137,177.39	12.47	3	6.529	343	653	74.84	75.76
B	962	98,562,917.38	102,456.26	10.64	2	8.706	349	539	75.49	78.28
C1	479	45,524,948.43	95,041.65	4.91	3	9.281	350	542	70.72	73.16
C2	182	19,019,515.94	104,502.83	2.05	3	9.858	351	538	68.12	68.20
D	77	6,912,210.15	89,768.96	0.75	2	11.803	357	544	64.37	64.37
Total:	7,787	926,285,253.85	118,952.77	100.00	3	7.663	347	594	76.83	79.15

Credit Grade	Weighted Average DTI	% Full Doc.	% Limited Doc.	% Stated Income	% of Primary Residence	% of Single Family and PUD	% of Refinance Cash Out	% of 2nd Liens	% of Interest Only Loans
A1	40.02	82.81	3.02	14.17	99.89	92.60	68.44	4.14	10.46
A2	39.40	95.07	1.64	3.30	95.73	92.64	74.96	4.99	1.51
A+	38.05	98.65	0.00	1.35	100.00	90.03	58.42	1.85	14.64
B	39.52	95.74	1.72	2.53	98.41	94.42	77.00	5.09	0.00
C1	38.66	98.41	0.50	1.09	99.16	94.85	81.16	4.81	0.00
C2	37.60	100.00	0.00	0.00	99.58	97.75	81.67	0.16	0.00
D	38.74	100.00	0.00	0.00	100.00	96.65	66.44	0.00	0.00
Total:	39.43	90.65	1.93	7.42	98.60	92.73	70.71	4.10	6.69

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available

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